SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 12, 2003

                                 NUI Corporation
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             (Exact name of registrant as specified in its charter)

  New Jersey                       001-16385                       22-3708029
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(State or Other             (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                                  Identification
Incorporation)                                                      Number)

        550 Route 202-206, PO Box 760, Bedminster, New Jersey 07921-0760
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               (Address of principal executive offices) (zip code)

                                 (908) 781-0500
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition".

     On November 12, 2003, NUI Corporation (the "Company") held a telephone conference call to discuss its fiscal year 2003 results. During the conference call, information regarding the Company's quarterly and fiscal year end results was discussed that was not included in the news released announcing the Company's fiscal year 2003 results. In addition, during the conference call, information was released concerning fiscal 2003 earnings guidance given by the Company on September 26, 2003, and a statement that if certain items that the Company considers to be non-recurring were added back into the Company's results, the Company's actual earnings per share from continuing operations for fiscal 2003 would have been in the guidance range given on September 26, 2003. This information may be deemed to constitute the provision of a non-GAAP financial measure. Under generally accepted accounting principles, the Company's earnings from continuing operations for fiscal 2003 were $0.75. The items considered by the Company to be non-recurring in nature totaled approximately $0.21 per share and related to certain unexpected charges recorded during the fourth fiscal quarter of 2003, including the severance payment paid to the Company's former President and Chief Executive Officer, the establishment of a tax reserve accumulated as a result of losses at NUI Energy, higher costs for legal and outside services, higher bad debt expense and other miscellaneous costs. Management believes that the description of the items considered to be non-recurring in nature provides useful information to investors because it provides information about the Company's financial performance from its continuing operations.

     A copy of a portion of the transcript from the conference call is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 12.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NUI CORPORATION
                                (Registrant)

                                By:  /s/ James R. Van Horn
                                   --------------------------------------------
                                   Name:   James R. Van Horn
                                   Title:  Chief Administrative Officer, General
                                           Counsel and Secretary

Dated: November 14, 2003
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                                  EXHIBIT INDEX

Exhibit Number      Description of Exhibits

99.1                Transcript dated November 12, 2003